Exhibit 10.75

FIFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS FIFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (the “Amendment”) is dated as of the 29th day of March, 2013, by and among, Dover Saddlery, Inc., a Delaware corporation (“Dover DE”), Dover Saddlery, Inc., a Massachusetts corporation, Smith Brothers, Inc., a Texas corporation, Dover Saddlery Retail, Inc., a Massachusetts corporation, and Dover Saddlery Direct, Inc., a Massachusetts corporation (hereinafter, each with Dover DE, individually a “Borrower”, and collectively the “Borrowers”) and RBS Citizens, National Association, a national banking association, with a principal place of business at 875 Elm Street, Manchester, New Hampshire 03101 (hereinafter the “Lender”);

WHEREAS, Borrowers and Lender are parties to a Loan and Security Agreement dated December 11, 2007 (as the same has been, is being, and may hereafter be amended, renewed, restated and/or replaced, the “Loan Agreement”) whereby, inter alia, the Borrowers may borrow from Lender up to Thirteen Million Dollars ($13,000,000.00) in the form of a revolving line of credit loan; and

WHEREAS, the parties wish to amend the Loan Agreement to, inter alia, modify financial covenants, extend the maturity date of the revolving credit loan, add a term loan sublimit to the revolving line of credit and change the interest rate margins.

NOW, THEREFORE, in consideration of the mutual promises, covenants and agreements herein contained, the parties agree as follows:

1.	DEFINITIONS.

Any capitalized term not otherwise defined herein shall have the meaning set forth in the Loan Agreement.

2.	AMENDMENTS.

2.1 The following amendments will be made to Section 1 of the Loan Agreement, Definitions by amending the following definitions:

a. The definition of Maturity Date is hereby amended and restated in its entirety to read as follows:

““Maturity Date” means April 30, 2015”

b. The definition of Hedging Contract is replaced in its entirety with the following:

“ “Hedging Contract” means any and all rate swap transactions, foreign exchange transactions, credit derivative transactions and commodity transactions, including, but not limited to, basis swaps, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, whether with Lender or any affiliate of Lender, now existing or hereafter arising.

2.2 Section 3.1. The second to last sentence of Section 3.1 is hereby amended and restated in its entirety to read as follows:

“As used in this Section 3, “Borrowers’ Availability” means an amount equal to the revolving line of credit approved by Lender, reduced by (a) the face amount of any Letters of Credit issued by the Lender and/or its Affiliates and (b) the amount outstanding under the term sublimit described below. All advances made by Lender under the Revolving Credit Loan, shall be payable as provided in the Revolving Credit Note which is incorporated hereby by reference;”

2.3 Add the following new Section 3.11:

“3.11 Term Sublimit. So long as no Event of Default has occurred hereunder or no event, but for the passage of time or giving of notice or both would constitute an Event of Default, Borrowers may request to convert up to Eight Million Dollars ($8,000,000) of the revolving line of credit to fund up to one hundred percent (100%) of the cost of CAPEX. An initial conversion under the term sublimit in the amount of up to Two Million Five Hundred Thousand Dollars ($2,500,000) shall be made on the date hereof. All future requests for conversions under the term sublimit shall be made on or before that day which is two (2) business days prior to December 31. In no event shall the maximum funded amount under the term sublimit exceed Five Million Dollars ($5,000,000) during the calendar year of 2013 and Eight Million Dollars ($8,000,000) during the 2014 calendar year (each, as applicable, the Term Sub-limit Availability). All amounts outstanding on the term sublimit will be subtracted from Borrowers’ Availability. Requests for conversions under the term sublimit shall be accompanied by a certification and breakdown of the CAPEX funded under the conversion. No conversion shall exceed one hundred percent (100%) of the cost of the CAPEX.

(a) An account shall be opened on the books of Lender (hereinafter the “Term Sub-limit Account”), in which account a record shall be kept of the conversions made by Lender to Borrowers under or pursuant to the Term Sub-limit, and all payments made by or on behalf of Borrowers with respect to the Term Sub-limit. Borrowers hereby authorize Lender to debit account # 3310580964 monthly for all amounts due to Lender under the Term Sub-limit;

(b) Lender may also keep a record (either in the Term Sub-limit Account or elsewhere, as Lender may from time to time elect) of all interest, service charges, costs, expenses and other debits owed Lender on account of the Term Sub-limit contemplated hereby and of all credits against such amounts so owed;

(c) All credits against Borrowers’ indebtedness indicated in the Term Sub-limit Account shall be conditional upon final payment to Lender of the items giving rise to such credits. The amount of any item credited against the Term Sub-limit Account which is not so paid or which is charged back against Lender for any reason may be charged as a debit to the Term Sub-limit Account, may be charged back against any deposit account maintained by Borrowers with Lender, and shall be an obligation, in each instance whether or not the item so charged back or not so paid is returned; and

(d) Any statement rendered by Lender to Borrowers shall be considered correct and accepted by Borrowers, and shall be conclusively binding upon Borrowers unless Borrowers provide Lender written objection thereto within ninety (90) business days from the mailing of such statement, which written objection shall indicate, with particularity, the reason for such objection;

(e) Borrowers shall have the option of entering into Hedging Contracts for conversions made under the term sublimit.”

2.4 Schedule 6.11 (all real estate owned or leased by Borrower) is replaced in its entirety with the Schedule 6.11 attached hereto.

2.5 Schedule 6.12 (all Proprietary Rights) is hereby replaced in its entirety with the Schedule 6.12 attached hereto and Borrower hereby reaffirms and grants to Lender a security interest in all Proprietary Rights.

2.6 Section 7.9.1 Section 7.9.1 is replaced in its entirety with the following:

“7.9.1 maintain a ratio of Funded Debt to EBITDA of not more than the following, which shall be tested and measured quarterly on a trailing four (4) quarter basis:

	2013	2014	2015
March 31	3.25	3.00	2.75
June 30	3.00	2.75	2.50
September 30	3.00	2.75	2.50
December 31	3.00	2.75	2.50

Commencing on December 31, 2015 and at each fiscal year end thereafter, each quarterly ratio shall decrease by .25%.”

2.7 Section 7.9.3 Section 7.9.3 is hereby amended and restated in its entirety to read as follows:

“7.9.3 maintain a Fixed Charge Coverage Ratio of not less than 1.20 to 1.00, which shall be tested and measured quarterly on a trailing four (4) quarter basis.

For purposes of measuring this ratio, (a) CAPEX internally funded shall only be included to the extent that such amount is either not converted to a term loan under the term sub-limit and/or exceeds the Term Sublimit Availability as defined in Section 3.11 above and (b) all non-cash income and non-cash losses attributable to Hedging Contracts will be excluded from the calculation.”

2.8 Lender waives Borrower’s failure to comply with Section 8.13 in 2012. Borrower must comply with Section 8.13 going forward and agrees to use best efforts to obtain landlord waivers and consents and applicable leases for all locations shown on Schedule 6.11 as well as the Littleton Warehouse.

3.	CONDITIONS TO AMENDMENT.

This Amendment is subject to the condition (in addition to all requirements of the Loan Agreement and all other Loan Documents, as they may be amended) that each of the following shall have been delivered or performed to the satisfaction of Lender:

3.1 Execution and/or delivery of this Amendment, an Amendment to the Revolving Credit Note and any other documents, consent or other matters required by Lender, including those contained on the Closing Agenda attached hereto as Schedule 3.1.

3.2 Payment of an origination fee to Lender for the extension of the Revolving Line of Credit Loan in the amount of Thirteen Thousand Dollars ($13,000.00) and a modification fee in the amount of $1,500.00.

3.3 Borrowers will pay all of Lender’s costs and expenses incurred in preparation of this Amendment and the documents and instruments executed herewith.

4.	RATIFICATION.

In all other respects, the Loan Agreement remains in full force and effect, and Borrowers agree to be bound thereby. Except as specifically amended herein, the terms and conditions of the Loan Agreement shall remain in full force and effect. Borrowers confirm and agree that the amendments contained herein shall in no way be construed as an obligation on the part of Lender to further amend or extend the Loan Agreement or any other Loan Documents. This Amendment is not a novation.

5.	REAFFIRMATION.

Borrowers reaffirm each and every representation and warranty made by them in the Loan Agreement. Borrowers and Lender hereby agree and confirm that Borrowers have prior to this Amendment delivered to Lender the information and disclosures in accordance with the reporting requirements of the Loan Agreement.

6.	AUTHORITY.

Borrowers warrant that it has full power and authority, and has taken all necessary corporate and other action and procured all necessary consents to execute and deliver this Amendment and perform its obligations hereunder.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed on their behalf by the persons signing below who are thereunto duly authorized, as of the day and year first above-written.

PAGE ENDS HERE; SIGNATURE PAGES FOLLOW

BORROWERS:

DOVER SADDLERY, INC. (a Delaware Corporation)

/s/ David R. Pearce	By:	/s/ Stephen L. Day
Witness		Stephen L. Day
Title: President and CEO

DOVER SADDLERY, INC. (a Massachusetts Corporation)

/s/ David R. Pearce	By:	/s/ Stephen L. Day
Witness		Stephen L. Day
Title: Chairman

SMITH BROTHERS, INC.

/s/ David R. Pearce	By:	/s/ Stephen L. Day
Witness		Stephen L. Day
Title: Chairman

DOVER SADDLERY RETAIL, INC.

/s/ David R. Pearce	By:	/s/ Stephen L. Day
Witness		Stephen L. Day
Title: Chairman

DOVER SADDLERY DIRECT, INC.

/s/ David R. Pearce	By:	/s/ Stephen L. Day
Witness		Stephen L. Day
Title: Chairman

LENDER:

RBS CITIZENS, NATIONAL ASSOCIATION

	By:	/s/ Gary Hatfield
Witness		Gary Hatfield
Title:

SCHEDULE 6.11

Locations of Collateral

595 Washington Street, Wellesley, Norfolk County, Massachusetts 02482

683 Yorklyn Road, Hockessin, New Castle County, Delaware 19707

16 Atkinson Depot Road, Plaistow, Rockingham County, New Hampshire 03865

1041 Maryland Route 3N, Gambrills, Anne Arundel County, Maryland 21054

10 Fila Way, Sparks, Baltimore County, Maryland 21152

43717 John Mosby Highway, Chantilly, Fairfax County, Virginia 20152

195 Seminole Court, Seminole Square, Charlottesville, Albemarle County, Virginia 22901

484 Maury River Road, Lexington, Rockbridge County, Virginia 24450

7529 Campbell Road, Suite 306, Dallas County, Dallas, Texas 75248

2541 White Mountain Highway, North Conway, Carroll County, New Hampshire

525 Great Road, Littleton, Massachusetts 01460

7833 I35, Denton, Denton County, Texas 76207

3150 US Hwy 22, Suite #8, Somerset County, Branchburg, New Jersey 08876

670 North Main Street, Suite 112, Fulton County, Alpharetta, Georgia 30009

1340 B Ten Rod Road, Washington County, North Kingstown, Rhode Island 02852

11120 South Twenty Mile Road, Douglas County, Parker, Colorado 80134

300 Peterson Road, Hwy 137, Lake County, Libertyville, Illinois 60048

1438 Easton Road, Bucks County, Warrington, Pennsylvania 18976

306 Clydesdale Trail, Hennepin County, Medina, Minnesota 55340

7920 Skyland Ridge Parkway, Wake County, Raleigh, North Carolina 27617

90 W. Jericho Turnpike, Suffolk County, Huntington Station, New York 11746

SCHEDULE 6.12

Intellectual Property Schedule

Trademark Registrations

MARK	JURISDICTION	REGISTRATION	DATE OF REG.	STATUS OF RENEWAL FILINGS	NEXT RENEWAL DATE	GOODS/SERVICES

THE SOURCE	United States	2,661,925	12/17/02	8&9 accepted 6/29/2012	8&9 Renewal Due 12/17/2022	Retail store and mail order services

PROFESSIONAL HORSEMAN’S SUPPLY	United States	2,852,694	6/15/04	8&15 accepted 3/12/2010	8&9 Renewal Due 6/15/2014	Retail store services, mail and internet order services

RIDING SPORT	United States	3,008,491	10/25/05	8&15 accepted 8/24/2011	8&9 Renewal Due 10/25/2015	Clothing

OPEN RANGE	United States	3,169,751	11/7/06	8&15 accepted 3/22/2012	8&9 Renewal Due 11/7/2016	Equestrian Products

DOVER SADDLERY	United States	2,619,416	9/17/02	8&15 accepted 8/20/2008	Allowed mark to go abandoned, registered new mark to include additional services	Retail store featuring equestrian related products

SMITH BROTHERS	United States	3,312,648	10/16/07	N/A	8&15 Due 10/16/2013	Lariat ropes and piggin strings

SB SMITH BROTHERS	United States	3,246,536	5/29/07	N/A	8&15 Due 5/29/13	Retail store featuring equestrian related products

SMITH BROTHERS	United States	3,246,525	5/29/07	N/A	8&15 Due 5/29/13	Retail store featuring equestrian related products

SB SMITH BROTHERS	United States	2,392,982	10/10/00	8&9 accepted 10/12/10	8&9 Due 10/10/2020	Horse related equipment and supplies

DOVER SADDLERY	Japan	5,037,161	3/10/07	N/A	3/30/2017	Retail store featuring equestrian related products

DOVER SADDLERY	Europe	2,873,537	9/25/02	Mark renewed 4/12/2012	9/25/2022	Retail store featuring equestrian related products

MARK	JURISDICTION	REGISTRATION	DATE OF REG.	STATUS OF RENEWAL FILINGS	NEXT RENEWAL DATE	GOODS/SERVICES

RIDER’S INTERNATIONAL	United States	3,388,431	2/26/08	N/A	8&15 Due 2/26/2014	Equestrian products, namely, saddles

THE CIRCUIT	United States	3,434,919	5/27/08	N/A	8&15 Due 5/27/2014	Leather goods and clothing

RIDING SPORT	United States	3,582,163	3/3/09	N/A	8&15 Due 3/3/2015	Equestrian goods, namely, breeches and clothing

HORSEPHARM	United States	3,869,725	11/2/10	N/A	8&15 Due 11/2/16	Veterinary services, namely, providing medication, drugs and supplies via the internet, mail and in a store

SERGEANT’S WESTERN WORLD	United States	3,597,037	3/31/09	N/A	8&15 Due 3/31/15	Retail store services

SILVER MESA	United States	1,868,292	12/20/94	8&9 accepted 2/16/06	8&9 Due 12/20/2014	Horse equipment

DOVERX HORSEPHARM	United States	3,950,625	4/26/11	N/A	8&15 Due 4/26/2017	Retail veterinary pharmacy services via the internet, mail and in store

NORTH WIND	United States	4,117,809	3/27/12	N/A	8&15 Due 3/27/2018	Equestrian related goods, namely, horse blankets

HUNTFIELD’S	United States	4,128,132	4/17/12	N/A	8&15 Due 4/17/2018	Boots

DOVER SADDLERY	United States	4,300,686	3/12/13	N/A	8&15 Due 3/12/2019

Retail store featuring

equestrian equipment and

related accessories; mail

order catalog services

featuring equestrian

equipment and related

accessories; on-line retail

store services featuring

equestrian equipment and

related accessories

Trademark Applications

MARK	JURISDICTION	SERIAL NO.	FILING DATE	STATUS	GOODS/ SERVICES

HUNTFIELD’S	United States	85/490,235	12/8/11	Verified Statement of Use Due 7/10/2013	Breeches, sport shirts, coats, gloves, pants, tights, vests, hats, scarves, belts and ties

Common Law Trademarks

MARK	JURISDICTION	REGISTRATION /SERIAL NO.	DATE OF REG.	STATUS OF RENEWAL FILINGS	NEXT RENEWAL DATE	GOODS/SERVICES

DOVERX	United States	N/A	N/A	N/A	N/A	Retail veterinary pharmacy services, namely, providing medication, drugs and veterinary supplies via the internet, mail and in store

MISCELLANEOUS DESIGN FOR ROPE CAN	United States	N/A	N/A	N/A	N/A	Rope can

WELLINGTON	United States	N/A	N/A	N/A	N/A	Equestrian products, namely, breastplates, bridles, reins, standing martingales, cheek pieces, and jumper breast girths

SHOWMARK	United States	N/A	N/A	N/A	N/A	Equestrian products, namely, bridles, nosebands, running martingales, reins, breastplates, brow bands, nose bands, cheek pieces

MIDDLEBURG	United States	N/A	N/A	N/A	N/A	Equestrian products, namely, leather lead shank, and leather halter

WARENDORF	United States	N/A	N/A	N/A	N/A	Equestrian products, namely, bridles, bridle parts, martingales, reins

CIRCUIT	United States	N/A	N/A	N/A	N/A	Equestrian products, namely, bridles, saddles, girths, leathers, reins, halters, martingales, breastplates

MARK	JURISDICTION	REGISTRATION /SERIAL NO.	DATE OF REG.	STATUS OF RENEWAL FILINGS	NEXT RENEWAL DATE	GOODS/SERVICES

CROWN	United States	N/A	N/A	N/A	N/A	Equestrian products, namely, bridles, leathers, reins, martingales and breastplates

SUFFOLK	United States	N/A	N/A	N/A	N/A	halters, bridles, leathers, reins, martingales and breastplates

COOL BLAST	United States	N/A	N/A	N/A	N/A	Clothing, namely, shirts

Copyright Registrations

MARK	JURISDICTION	REGISTRATION / SERIAL NO.	DATE OF REG.	CURRENT RENEWAL DATE	GOODS

Dover Saddlery 1998-1999 Catalog, The Source	United States	TX 5-123-079	January 3, 2000	n/a/	Dover Saddlery 1998-1999 Catalog, The Source

Smith Brothers Catalog P62B-2004 Barrel Racer’s Edition	United States	TX-6 014-324	July 8, 2004	n/a	Smith Brothers Catalog – P62B-2004 Barrel Racer’s Edition

Smith Brothers Catalog P62R-2004 Ropin Edition	United States	TX-6 014-325	July 8, 2004	n/a	Smith Brothers Catalog – P62R-2004 Ropin Edition

Smith Brothers Catalog P62S-2004 Western Show Edition	United States	TX-6 010-183	July 7, 2004	n/a	Smith Brothers Catalog – P62S-2004 Western Show Edition

Smith Brothers Catalog P62G-2004 Summer Sale	United States	TX 6 010-184	July 7, 2004	n/a	Smith Brothers Catalog – P62G – 2004 Summer Sale

DOVER SADDLERY 2009-2010 ELITE DRESSAGE EDITION	United States	TX7-075-385	November 11, 2009	n/a	DOVER SADDLERY 2009-2010 ELITE DRESSAGE EDITION

DOVER SADDLERY 2009-2010 ELITE HUNTER/JUMPER EDITION FIRST PRINTING	United States	TX7-076-792	November 11, 2009	n/a	DOVER SADDLERY 2009-2010 ELITE HUNTER/JUMPER EDITION FIRST PRINTING

DOVER SADDLERY 2009-2010 ELITE HUNTER/JUMPER EDITION SECOND PRINTING	United States	TX7-073-491	November 11, 2009	n/a	DOVER SADDLERY 2009-2010 ELITE HUNTER/JUMPER EDITION SECOND PRINTING

Inventions

Dover Saddlery, Inc. owns all rights to an invention entitled “STORE OPTIMIZATION MODEL” which may be patentable.

License Agreement

License Agreement by and between Saddlery, Inc. and Weatherbeeta PTY LTD, an Australian Corporation, for the trademarks “Millers” and “Miller’s Harness” as follows:

U.S. Registration No. 1,087,381

U.S. Registration No. 1,608,811

U.S. Registration No. 0,885,095

Canadian Registration No. 240,890

Mexican Registration No. 504,551

Brazilian Registration No. 816641200

Brazilian Registration No. 816641196

Brazilian Registration No. 817201564 (pending); and

Brazilian Registration No. 817201572